Exhibit 99.1

1 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION (µáÌÒºÈŉ LÈÌµÒyÒ¡ºµ <ºá´…ÈŉĉćĉČ

Disclaimer

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Some of the information in this presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company's annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company's most recent annual, quarterly or current report as filed or furnished with the SEC. The Company's SEC reports are available at https://theoncologyinstitute.com/ under the "Investor Relations" tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

To supplement the Company's financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP financial measures in this presentation. The company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts.

Unaudited Financial Information

This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the Securities and Exchange Commission, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason.

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3 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Large TAM, with long - term growth driven by secular trends 18 - year history of differentiated care delivery, controlling costs and improving outcomes Leading national oncology - focused VBC Platform Management team with deep industry experience 20%+ revenue growth in 2025, on track for EBITDA positive 4Q25 Multiple growth channels across diversified business model 01 02 03 04 05 06 (µáÌÒ´µÒŉ '¡œ ®¡œ ÒÌ Notes:  (1) Adjusted EBITDA is a non - GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure

4 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION YA(ŉyÒŉyŉœ®yµ† Values Mission • Patient - first • Physician - led • Deep payor collaboration • Healing and empowering cancer patients through compassion, innovation, and state - of - the - art medical care • Highest - level care in the community: medical, infusion, radiation, research, and specialty pharmacy • Hybrid employed and MSO provider networks Operational Philosophy The leading value - based, specialty platform for patients and payors in oncology

5 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION YA(ŉ¡Ìŉyŉ ¡œ  Ĳ œÈºâÒ ĝŉ›Ö®® Ĳ ÌÈá¡†ĝŉáy®Ö Ĳ …yÌ‹ŉºµ†º®ºœèŉÅÈºá¡‹È Years in business 1.9+ million Value - based lives Active major payor contracts (across Capitation and FFS) 60+ Patient visits in YTD 3Q25 260K+ 16% 31% 52% 1% 18 Revenue ($ millions) - 25.806M - 35.695M Specialty Pharmacy Capitation Fee for Service Clinical Research and Other 2021 2022 2023 2024 2025E* 199M 252M 324M 393M 500M * Represents mid - point of TOI 2025 guidance (unaudited) Revenue Mix (%) SC1

Large and growing oncology TAM, with opportunity to re-align incentives and variable prescribing patterns

TOI is a scaled solution addressing the unsustainable cost trend in oncology

U.S. Oncology Spend Growth Continues to Accelerate:



+$200 BN — **Estimated 2020 U.S. oncology spend**
- ~4% of total healthcare spend
- Oncology is the largest category of specialty drug spend, representing ~1/3 specialty drug cost

10%+ — **Projected CAGR for U.S. oncology drug spend growth 2025-2028**

9.7% — **of U.S. adults have been diagnosed with cancer**

~90% — **of oncology practice revenue generated on the resale of drugs**
- Payor/provider mis-alignment
- Providers incentivized to deliver maximally-expensive drug regimens

Sources:
National Cancer Institute; Cancer Epidemiology, Biomarkers & Prevention –American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data –CMS; Spending on Health: Latest Trends – OECD, June 2018.

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7 THE ONCOLOGY INSTITUTE OF HOP

E & INNOVATION Pursue Strategic M&A AÖÈŉœÈºâÒ ŉ´º‹®ŉÌÒyÈÒÌŉâ¡Ò ŉ†yÅ¡ÒyÒ¡ºµĝŉyµ‹ŉ¡Ìŉµ yµ†‹ŉ…èŉÅ yÈ´y†èŉyµ‹ŉyµ†¡®®yÈèŉÌÈá¡†Ì Add Contracts and Value - Based Lives • Medical oncology Radiation oncology • Adjacent provider or network platforms Drive Specialty Pharmacy Attachment Increase Ancillary Services 102 2024 - Q3 114 2024 - Q4 121 2025 - Q1 153 2025 - Q2 180 2025 - Q3 Scripts per 1K Clinic Visits 01 02 $ 10 M $ 11 M Capitation Gross Revenue Added ($ millions) 2024 3Q25 YTD 03 04 • Clinical trials • Behavioral • Blood transfusions • Non - oncology infusion

8 THE ONCOLOGY INSTITUTE OF HOPE

& INNOVATION Specialty benefits manager Curate network of independent physician offices where patients can receive treatment Patient call center Manage formulary of approved drugs Review and authorize prescribed care plans Receive and pay claims Direct care delivery º´ÅÈ µÌ¡áŉ†º´´Öµ¡Òè Ĳ …yÌ‹ŉ†yÈŉ´º‹®ŉy®®ºâÌŉăç¡…¡®¡Òèŉ¡µŉ ÅyèºÈŉ†ºµÒÈy†Ò¡µœ Directly employ community oncologists Conduct clinical research and facilitate virtual behavioral health Fill oral and self - injectable prescriptions through in - house specialty pharmacy Operate infusion centers Operate linear accelerator facilities for radiosurgery

9 THE ONCOLOGY INSTITUTE OF PE & INNOVATION YA(ļÌŉÈyÅ¡‹®è Ĳ œÈºâ¡µœŉÌÅ†¡y®ÒèŉÅ yÈ´y†èŉ¡ÌŉyµŉyÒÒÈy†Ò¡áŉyÒÒy† ´µÒŉÌÈá¡†ŉ›ºÈŉ ÅyÒ¡µÒÌŉyµ‹ŉÅyèºÈÌ Specialty Pharmacy # of Scripts • Today, specialty pharmacy ~100% utilized for in - office or mail - order dispensing for patients in TOI care • Future use cases include: • TOI's specialty pharmacy is a convenient and affordable option for patients and network providers, while driving strong economics for TOI 8,335 8,468 11,342 21,022 41,288 3Q25 Annualized 2021 2022 2023 2024 Scripts per 1K Clinic Visits 102 2024 - Q3 114 2024 - Q4 121 2025 - Q1 153 2025 - Q2 180 2025 - Q3 • Distributing drugs to MSO partners without procurement capabilities • Operating standalone specialty pharmacy • Lowering patient out - of - pocket copays • Improving medication regimen adherence and compliance • Reducing cost to payors vs. independent specialty pharmacies

10 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION YA(ŉ yÌŉyŉµyÒ¡ºµy®ŉ›ººÒÅÈ¡µÒĝŉâ¡Ò ŉyŉ‹¡áÈÌ¡Ă‹ŉ´´…Èŉ´¡çŉ 04 Lives by State Lives by Line of Business Lives by Contract Type 89.7% 2.7% 1.3% 0.3% 6.1% OR CA NV FL AZ Commercial Medicare Medicaid UM 29.2% 19.2% 50.1% 1.5% 65.8% 25.4% 5.6% 1.7% 1.5% Narrow Network - Full Cap Narrow Network – Professional Only Open Network SubCap UM Key Partners Managed Care Organizations Independent Physician Associations Delegated Provider Groups

Using flexible contracting models, TOI can capitate with all partners, across any market

	Traditional	Value-based	
	Fee for Service	Narrow Network Capitation	Delegation, Open-Network Capitation
Description	TOI generates organic referrals and bills payor for care provided	TOI acts as exclusive oncology provider under a payor (managed care, IPA, or delegated provider)	TOI manages entire oncology benefit for payor, from network design to payment adjudication
Key Benefits	• Offered by every payor • Rewards high-utilizing physicians	• Recurring fixed payments • High margin, due to tightly-controlled populations	• Recurring fixed payments • Highly scalable • Higher revenue per patient due to hybrid employed and network model
TAM	Medium	Medium	Large
Expected MLR Performance	N/A	~65-70%	~80-85%
TOI Revenue (YTD 3Q25)	$300 million (Fee For Service and Pharmacy)	$49M	$7M

Future of TOI →

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Creating proven results: equal or better cancer care outcomes, at less cost to payors and patients

Superior Cost Outcomes...

~70% Overall MLR[1]	**29%** Lower Inpatient Admissions[1]	**>25%** Lower Median Total Healthcare Costs for Patients[1]
~23% Typical payor savings in year 1 of TOI contract[2]	**33%** Fewer ER Visits Among Newly-Diagnosed Patients[1]	**~5%** Typical TOI capitation annual price escalator

... With Strong Quality Metrics

29% Lower Inpatient Admissions[1]	**123%** Improved Patient Satisfaction with Overall Health[1]	**3 of 4** CMS MIPS Quality Measures TOI outperforms avg. provider
35% Improvement in Patient Satisfaction with Care[1]	**33%** Fewer ER Visits Among Newly-Diagnosed Patients[1]	**4.6 out of 5** Patient Satisfaction Rating[3]

TOI has a model that achieves the same or better oncology outcomes at a lower cost

[1] Based on study on TOI patient population conducted by researchers at Stanford University in collaboration with the American Society of Clinical Oncology, and published in the Journal of Oncology Practice in September 2019 titled "Lay Health Worker-Led Cancer Symptom Screening Intervention and the Effect on Patient-Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri-Part Collaboration"
[2] Average weighted payor savings for new TOI capitation contracts signed 2024 and 3Q25 YTD
[3] Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024

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Leveraging AI and proprietary workflow to drive innovation and efficiencies

More Efficient Collections	Automated denials management Automated prior authorization bots	Payor portal integration Ambient clinical note-taking and summarization
Optimized Insurance Navigation	Clinician-to-clinician unified communication Pre-appointment medical records ingestion	Clinical Pathways reference database Customized referral and intake portal integration
Improved Patient Service and Access	AI chat and voice agents Self-service patient portal	Call center issue routing Automated, digital appointment scheduling

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Amidst rapid growth in capitated revenue, TOI has managed a stable MLR, at scale



21.0
20.0
19.0
18.0
17.0
16.0
15.0
14.0
13.0
Cap Revenue ($M)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cap Revenue ($M)
MLR %

	2024-Q3	2024-Q4	2025-Q1	2025-Q2	2025-Q3
Cap Revenue ($M)	14.6	17.0	17.0	18.5	20.4
MLR %	68%	72%	63%	73%	69%

Note: *MLR defined as payroll, third-party charges + IV drug costs incurred by TOI divided by net capitation revenue*

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Measurable new capitation contract ramp

	Pre-Contracting Underwriting	Months 0-3 "Continuity of Care" Period	Months 4-9 Implementation of TOI Pathways	Months 10-12+ Contract Maturity
Cash Inflow	N/A	Monthly payments	Monthly payments	Monthly payments
Cash Outflow	N/A	Limited outflows	Catch-up on outflows	Run-rate
Contract Margin Contribution	N/A	~Breakeven	Ramping	Maturity
Ancillary Attachment	N/A	~Limited	Ramping	Growing
Comments	Contract priced based on 1-3 years actual claims history and TOI-specific cost-of-care benchmarks	Patients see out-of-network providers to complete existing care plans; new patient starts directed in-network	Patients fully transitioned over to TOI clinics or in-network TOI MSO providers	Patient referral patterns and utilization management processes are fully established

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16 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ;yµyœ´µÒŉÒy´ŉyµ‹ŉ…ºyÈ‹ŉ®y‹ÈÌ ¡Åŉâ¡Ò ŉ‹Åŉ¡µ‹ÖÌÒÈèŉçÅÈ¡µ† Prior Experience Anne McGeorge Chairman of the Board • Joined TOI Board in 2021, Chairman since August 2025 • 35+ years of experience providing strategic and operational guidance to healthcare organizations • Has served as Operating Partner of Havencrest Healthcare since 2018 and previously served as Managing Partner of Grant Thornton Prior Experience Daniel Virnich, MD Chief Executive Officer • Joined TOI in 2020 as COO, CEO since 2023 • 20+ years of executive leadership and value - based care operations experience • Previously, served as President of DaVita Medical Group, Florida and Senior VP of Operations for Healthcare Partners in Southern California Prior Experience Rob Carter Chief Financial Officer • Joined TOI in 2021 as VP of Finance, CFO since 2024 • 10+ years of finance leadership experience in healthcare focused on FP&A and analytics • Previously, served as Head of FP&A at Hoag Health System and held several FP&A leadership roles at SCAN Health Plan and McKesson Jeffrey Langsam, DO Chief Clinical Officer Prior Experience Jordan McInerney Chief Development Officer Prior Experience Yale D. Podnos , MD Chief Medical Officer Prior Experience Prior Experience Kristin England Chief Administrative Officer Stephen Cella SVP, Finance Prior Experience Prior Experience Henry Huy Le VP, Medical Economics

17 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION "¡µyµ†¡y®ŉ AáÈá¡â

Financial Highlights

01

Diversified business model across contracting models, geographies, and populations

02

High revenue visibility: recurring treatment models and subscription-like contracts

03

Direct cost control over oncology therapeutic regimens

04

Durable growth trajectory, supported by long-term oncology cost inflation

05

Increasing economies of scale in drug purchasing

06

On track for EBITDA breakeven in 4Q25

07

Strengthened balance sheet following capital markets issuances in 2025

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19 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION $1 $10 $17 $26 $29 $38 $41 $42 $48 $64 $74 $113 $155 $188 $203 $252 $324 $393 $500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E Notes: (1) 2007 - 2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only (2) Predecessor revenue of $76M; Successor revenue of $37M (3) Represents mid - point of 2025 guidance (unaudited) TOI Founded, CA 1st Value - Based Contract 1st Dispensaries opened in CA Over 10K patients cared for TOI welcomed as first cohort of OCM participants Private Equity Investment 1st Gainshare Contract 1st Fully Delegated Network Contract Clinical Trials Established Arizona Expansion 1st Outpatient Stem Cell Transplant NV Expansion Florida Expansion 1st Pharmacy opened Oregon Expansion 1st Direct Health Plan Contract De - SPAC 70th clinic opened Revenue (1) in Millions 41% Revenue CAGR (2) (3) ºµÌ¡ÌÒµÒŉOáµÖŉ#ÈºâÒ ŉ

20 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION 3Q25 Revenue 3Q25 Adjusted EBITDA (1) YTD 2025 Operational Highlights $49.8 $60.2 $48.2 $75.9 3Q24 3Q25 Clinical trials & other Dispensary Patient services ($8.2) ($3.5) 3Q24 3Q25 $99.9 $136.6 Achieved Adjusted EBITDA profitability for the month of September Launched 40,000 new members in Florida with MSO partner . MLR performance is on track AI is scaling in our RCM, pre - authorization process, and cell centers Opened Florida retail pharmacy ĊNĉČŉÇÖyÈÒÈ®èŉÈÌÖ®ÒÌ Notes: (1) Adjusted EBITDA is a non - GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure

21 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION (1) Includes Other Revenue Such as Management Fees, Quality Bonuses, Data Monetization, Clinical Research, and Behavioral Ser vic es Ancillary Services Patient Services (Medical & Radiation Oncology) Clinical Research and Other 1 Specialty Pharmacy Capitation FFS • Enrolling TOI patients into clinical trials, managed within TOI clinics • Bonuses for broad value and quality programs • Virtual behavioral care • Resale of clinical data • Billed to pharmacy benefits / PBM • Delivery of specialty oral and self - injectable meds, in clinic or to patient home • Contracts with managed care, IPA, and fully - delegated payors • Paid fixed per member, per month for a payor’s population • Billing insurance + copay per service provided by TOI • E&Ms • Infusions • Drug resale • Radiosurgery Description Low variable cost; partner management fees Oral and injectable drugs Oncology IV drugs and provider compensation Oncology IV drugs and provider compensation Largest Cost Inputs 1% 52% 16% 31% Revenue Mix (YTD 3Q25) Medium High High Medium Future Volume Growth Very High Medium - High High Low Margin Contribution YA(ŉ†ºµº´¡†ŉ´º‹®

22 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION LyÒ ŉÒºŉÈy¬áµŉŲŉ"ÖÒÖÈŉLÈºĂÒy…¡®¡Òèŉ5áÈÌŉ Margin Levers 30% 28% 27% 25% 24% 22% 18% 13% 13% 14% 15% 17% 15% 14% 0% 5% 10% 15% 20% 25% 30% 35% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 SG&A as a % of Rev Gross Margn ($10.9) ($8.7) ($8.2) ($7.8) ($5.1) ($4.1) ($3.5) 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Adjusted EBITDA Gross Margin • Leverage existing clinical labor • Drive Specialty Pharmacy, Clinical Research, and behavioral attachment • Drug procurement, Pathways, and buy - ins Adj EBITDA Margin • Leverage existing corporate and field infrastructure • AI efficiencies • Vendor diversification SG&A Declining as a Percentage of Revenue Gross Margins Trending Higher Notes:  (1) Adjusted EBITDA is a non - GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure SG&A Declining as a Percentage of Revenue, Gross Margins Trending Higher Adjusted EBITDA Margin Levers

23 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Notes:  1 Represents gross proceeds before deducting placement agent fees and offering expenses 2 Represents gross proceeds through Q3 and beyond before deducting fees paid to the sales agents Collectively, these actions have fortified our balance sheet, providing us with the stability and resources to aggressively pursue our key growth initiatives and create long - term shareholder value Reduced Long - Term Debt Executed a significant partial prepayment and a debt - to - preferred - equity conversion on our convertible debt, to lower future obligations and interest expense Secured Strategic Capital Closed a private placement, adding key investors to our cap table Leveraged Market Opportunity Efficiently utilized our ATM program to generate growth capital Financial Impact Strategic Benefit ($24M) Debt +$16.5M Cash 1 +$14.4M Cash 2 Lower leverage, Lower Interest Cost Strategic Capital, Strengthened Equity Base Operational Flexibility, Opportunistic Funding SÒÈµœÒ µ‹ŉºÖÈŉy®yµ†ŉÌ Òŉ¡µŉĉćĉČŉÒºŉ›Öµ‹ŉºÖÈ †ºÈŉ…ÖÌ¡µÌÌŉ¡µ¡Ò¡yÒ¡áÌ

24 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION Large TAM, with long - term growth driven by secular trends 18 - year history of differentiated care delivery, controlling costs and improving outcomes Leading national oncology - focused VBC Platform Management team with deep industry experience 20%+ revenue growth in 2025, on track for EBITDA positive 4Q25 Multiple growth channels across diversified business model 01 02 03 05 06 04 O†yÅĞŉ (µáÌÒ´µÒŉ '¡œ ®¡œ ÒÌ

25 THE ONCOLOGY INSTITUTE OF HOPE & INNOVATION ÅÅµ‹¡ç

Adjusted EBITDA reconciliation

In thousands	FOR THREE MONTHS ENDED								
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2022	Dec 31, 2023	Dec 31, 2024
Net loss	$ (16,113)	$ (15,479)	$ (19,888)	$ (16,504)	$ (17,009)	$ (19,585)	$ (11,007)	$ (18,754)	$ (13,182)
Depreciation and amortization	1,573	1,518	1,489	1,723	1,805	1,784	1,192	1,577	1,707
Interest expense, net	2,225	2,119	1,985	1,920	1,870	5,570	2,450	1,941	1,168
Income tax expense (benefit)	—	—	—	(10)	(61)	—	(367)	(86)	—
Non-cash addbacks	(102)	(69)	(39)	164	2,222	(163)	604	1,876	71
Share-based compensation	2,389	3,387	4,087	1,024	752	1,458	6,070	3,817	1,289
Goodwill impairment	—	—	—	—	—	—	9,944	—	—
Change in fair value of liabilities	(20)	(3,120)	—	6,127	4,040	3,352	(15,482)	1,488	(176)
Unrealized (gains) losses on investments	(18)	(34)	(82)	—	—	6	(673)	(206)	(4)
Practice acquisition-related costs	—	—	—	—	—	—	91	1	—
Practice acquisition deferred purchase price	45	186	130	13	13	13	155	487	13
Consulting and legal fees	352	244	176	782	507	332	1,115	55	69
Infrastructure and workforce costs	1,473	2,539	1,185	1,302	1,771	2,124	1,204	1,551	1,217
Transaction costs	—	—	18	—	1	—	64	1	—
Adjusted EBITDA	**$ (8,196)**	**$ (8,710)**	**$ (10,940)**	**$ (3,459)**	**$ (4,089)**	**$ (5,109)**	**$ (4,640)**	**$ (6,252)**	**$ (7,828)**

The Company includes adjusted EBITDA because it is an important measure upon which our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods.

Adjusted EBITDA is "non-GAAP" financial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting the business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures used by management may differ from the non-GAAP measures used by other companies, including the Company's competitors. Management encourages investors and others to review the Company's financial information in its entirety, not to rely on any single financial measure.

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